Exhibit 10.35
EXECUTION COPY
AMENDMENT NO. 3 dated as of August 2, 2011 (this “Amendment”), to the CREDIT AGREEMENT dated as of March 22, 2010, as amended pursuant to that certain Amendment No. 1 dated as of June 11, 2010 and that certain Incremental Assumption Agreement and Amendment No. 2 dated as of March 11, 2011 (as so amended, the “Credit Agreement”), among ALION SCIENCE AND TECHNOLOGY CORPORATION (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereto, the lenders from time to time party to the Amended and Restated Credit Agreement (the “Lenders”) and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.
A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.
B. The Borrower has requested that the Credit Agreement be further amended as provided herein.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply equally to this Amendment. This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2. Amendments to the Credit Agreement. On the Amendment No. 3 Effective Date, the Credit Agreement is hereby amended as follows:
(a) The definition of the term “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended as follows:
(i) by deleting the word “and” at the end of clause (a)(vi) thereof and substituting a comma therefor;
(ii) by adding the following immediately before the word “minus” at the end of clause (a)(vii) thereof:
“(viii) that portion of employee compensation that was both recorded by the Borrower as compensation expense for such period and that was directed by an employee of the Borrower to be used by the ESOT to purchase Equity Interests of the Borrower, provided that the aggregate amount added back under this clause (viii) in any period of four consecutive Fiscal Quarters shall not exceed an amount equal to 10% of the Consolidated EBITDA (without giving effect to this clause (viii)) for the period of four consecutive fiscal quarters immediately preceding such period and”;
(iii) by deleting the word “and” at the end of clause (b)(i) thereof and substituting a comma therefor; and

(iv) by adding the following immediately after the words “for such period” at the end of clause (b)(ii):
“and (iii) all cash payments made during such period to repurchase Equity Interests in respect of which cash compensation expense was added back to Consolidated Net Income pursuant to clause (a)(viii) above in a previous period,”.
(b) Section 6.13 of the Credit Agreement is hereby amended by replacing the table therein with the following:

Consolidated
Period	EBITDA
June 30, 2010 through March 31, 2011	$52,500,000
April 1, 2011 through June 30, 2011	$55,000,000
July 1, 2011 through September 30, 2011	$55,500,000
October 1, 2011 through September 30, 2012	$60,500,000
October 1, 2012 through September 30, 2013	$63,000,000
Thereafter	$65,500,000
SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Required Lenders that, as of the Amendment No. 3 Effective Date and after giving effect to this Amendment:
(a) This Amendment has been duly authorized, executed and delivered by each Loan Party party hereto, and constitutes a legal, valid and binding obligation of such Loan Party in accordance with its terms. The Credit Agreement constitutes a legal, valid and binding obligation of the Borrower in accordance with its terms.
(b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of the Amendment No. 3 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
(c) No Default or Event of Default has occurred and is continuing.
SECTION 4. Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) each Subsidiary Guarantor and (iii) the Required Lenders.
SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as amended hereby.
SECTION 6. Consent and Reaffirmation. Each Subsidiary Guarantor hereby consents to this Amendment, and each Loan Party hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Guarantee and Collateral Agreement and each of the other Security Documents continue to be in full force and effect, (b) confirms its guarantee of the Obligations (with respect to each Subsidiary Guarantor) and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents.
SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with this Amendment in accordance with the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ALION SCIENCE AND TECHNOLOGY CORPORATION,
By
/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Senior Vice President and Chief Financial Officer

ALION-METI CORPORATION,
By
/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Treasurer

ALION-CATI CORPORATION,
By
/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Treasurer

ALION-JJMA CORPORATION,
By
/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Treasurer

ALION-BMH CORPORATION,
By
/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Treasurer

WASHINGTON CONSULTING, INC.,
By
/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Treasurer

ALION-MA&D CORPORATION,
By
/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Treasurer

WASHINGTON CONSULTING GOVERNMENT SERVICES, INC.,
By
/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

ALION — IPS CORPORATION,
By
/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Treasurer

ALION CANADA (US) CORPORATION,
By
/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Treasurer

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually as a Lender and as Administrative Agent,
By
/s/ Ari Bruger
	Name:	Ari Bruger
	Title:	Vice President

By
/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

GOLDEN GATE CAPITAL, as a Lender,
By
/s/ Rob Stobo
	Name:	Rob Stobo
	Title:	Manager